EXHIBIT 24.2

                           ANAGRAM INTERNATIONAL, INC.
                                POWER OF ATTORNEY



Know all men by these presents, that each director and officer of Anagram International, Inc. whose signature appears below constitutes and appoints James
M. Harrison, with full power to act, his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including other post-effective amendments, and supplements to the post-effective amendment to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about September 30, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:   September 30, 1998


Name                          Title

/s/ Gerald C. Rittenberg      Senior Vice President, Assistant Treasurer,
- ---------------------------   Assistant Secretary and Director
Gerald C. Rittenberg

/s/ James M. Harrison         Senior Vice President, Treasurer, Chief Financial
- ---------------------------   Officer and Director
James M. Harrison

/s/ Michael A. Correale       Vice President, Assistant Treasurer and Secretary
- ---------------------------
Michael A. Correale

                      ANAGRAM INTERNATIONAL HOLDINGS, INC.
                                POWER OF ATTORNEY



Know all men by these presents, that each director and officer of Anagram International Holdings, Inc. whose signature appears below constitutes and appoints James M. Harrison, with full power to act, his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including other post-effective amendments, and supplements to the post-effective amendment to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about September 30, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:   September 30, 1998


Name                          Title

/s/ Gerald C. Rittenberg      President, Chief Executive Officer and Director
- ---------------------------
Gerald C. Rittenberg

/s/ James M. Harrison         Senior Vice President, Chief Financial Officer,
- ---------------------------   Treasurer and Director
James M. Harrison

/s/ Michael A. Correale       Vice President, Assistant Treasurer and Secretary
- ---------------------------
Michael A. Correale

                           ANAGRAM INTERNATIONAL, LLC
                                POWER OF ATTORNEY



Know all men by these presents, that each director and officer of Anagram International, LLC whose signature appears below constitutes and appoints James
M. Harrison, with full power to act, his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including other post-effective amendments, and supplements to the post-effective amendment to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about September 30, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:   September 30, 1998


Name                                    Title

/s/ Gerald C. Rittenberg                Manager
- ------------------------------
Gerald C. Rittenberg

/s/ James M. Harrison                   Manager
- ------------------------------
James M. Harrison

/s/ Michael A. Correale                 Manager
- ------------------------------
Michael A. Correale

                   ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS, LLC
                                POWER OF ATTORNEY


Know all men by these presents, that each manager of Anagram Eden Prairie Property Holdings, LLC whose signature appears below constitutes and appoints James M. Harrison, with full power to act, his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including other post-effective amendments, and supplements to the post-effective amendment to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about September 30, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:   September 30, 1998


Name                                    Title

/s/ Gerald C. Rittenberg                Senior Vice President, Assistant
- ------------------------------          Treasurer, Assistant Secretary and
Gerald C. Rittenberg                    Director of sole member

/s/ James M. Harrison                   Senior Vice President, Treasurer, Chief
- ------------------------------          Financial Officer and Director of sole
James M. Harrison                       member

/s/ Michael A. Correale                 Vice President, Assistant Treasurer,
- ------------------------------          Secretary and Director of sole member
Michael A. Correale